EXHIBIT 99.3

FOR IMMEDIATE RELEASE

August 13, 2003

CONTACT:	Ronald J. Domanico
V.P. and Chief Financial Officer
(770) 948-3101

CARAUSTAR REVISES

SECOND QUARTER 2003 RESULTS

ATLANTA, Georgia—Caraustar Industries, Inc. (NASDAQ-NMS Symbol: CSAR) today announced a revision to the company’s second quarter results as previously reported on July 29, 2003. The company’s reporting and controls process related to filing its June 30, 2003 10-Q identified additional non-cash charges at a restructured operation. The charges, associated with the rationalization of Carolina Converting, Inc. (CCI), include an inventory adjustment of $1.6 million and a reserve for uncollectable receivables of $0.5 million.

The revised operating loss, net loss and loss per share for the quarter ended June 30, 2003 is $4.3 million, $9.8 million and $0.35, respectively, compared to the previously announced operating loss, net loss and net loss per share for the quarter of $2.2 million, $8.5 million and $0.31.

The revised operating loss, net loss and loss per share for the six-month period ended June 30, 2003 is $5.7 million, $17.0 million and $0.61 respectively, compared to the previously announced operating loss, net loss and net loss per share for the six-month period of $3.6 million, $15.6 million and $0.56.

The revised unaudited condensed consolidated financial statements are included below.

Caraustar, a recycled packaging company, is one of the largest and most cost-effective manufacturers and converters of recycled paperboard and recycled packaging products in the United States. The company has developed its leadership position in the industry through diversification and integration from raw materials to finished products. Caraustar serves the four principal recycled paperboard product markets: tubes, cores and cans; folding cartons and custom packaging; gypsum wallboard facing paper; and miscellaneous “other specialty” and converted products.

This press release may contain certain “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, that represent the company’s expectations, anticipations or beliefs about future events, operating results or financial condition. For this purpose, any statements that are not statements of historical fact may be deemed to be forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially depending on a variety of important factors, including, but not limited to, fluctuations in raw material prices and energy costs, increases in pension and insurance costs, downturns in industrial production, housing and construction and the consumption of

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PHONE 770 . 948 . 3101    •    P. O. BOX 115    •    AUSTELL, GA 30168-0115

3100 JOE JERKINS BOULEVARD    •    AUSTELL, GA 30106-3227

Caraustar Industries, Inc.

August 13, 2003

durable and nondurable goods, the degree and nature of competition, demand for the company’s products, the degree of success achieved by the company’s new product initiatives, changes in government regulations, the company’s ability to complete acquisitions and successfully integrate the operations of acquired businesses (including specifically the recently acquired Smurfit-Stone industrial packaging operations) and the company’s ability to service its substantial indebtedness. Additional relevant risk factors that could cause actual results to differ materially are discussed in the company’s registration statements and reports filed with the Securities and Exchange Commission, which are available from the company. These documents also may be examined at public reference facilities maintained by the Securities and Exchange Commission or, to the extent filed via EDGAR, accessed through the Web Site of the Securities and Exchange Commission (http://www.sec.gov). The company does not undertake any obligation to update any forward-looking statements and is not responsible for any changes made to this press release by wire or Internet services.

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CARAUSTAR INDUSTRIES, INC. AND SUBSIDIARIES

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In Thousands, Except Per Share Data)

	For The Three Months Ended June 30,		For The Six Months Ended June 30,
	2003	2002	2003	2002
SALES	$ 246,843	$229,122	$499,745	$448,024
COST OF SALES	204,072	184,886	410,418	360,379

Gross profit	42,771	44,236	89,327	87,645
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	45,237	36,396	88,831	70,391

Operating (loss) income before restructuring costs	(2,466)	7,840	496	17,254
RESTRUCTURING AND IMPAIRMENT COSTS	1,835	985	6,167	985

Operating (loss) income	(4,301)	6,855	(5,671)	16,269
OTHER (EXPENSE) INCOME:
Interest expense	(11,244)	(9,377)	(21,581)	(18,679)
Interest income	235	492	436	868
Write-off of deferred debt costs	(1,812)	0	(1,812)	0
Gain on extinguishment of debt	0	0	0	87
Equity in income of unconsolidated affiliates	1,444	1,032	1,464	1,035
Other, net	253	(6)	351	128

	11,124)	(7,859)	(21,142)	(16,561)

LOSS BEFORE MINORITY INTEREST AND INCOME TAXES	(15,425)	(1,004)	(26,813)	(292)
MINORITY INTEREST IN (INCOME) LOSSES	(58)	55	(63)	78
BENEFIT FOR INCOME TAXES	(5,648)	(368)	(9,913)	(132)

NET LOSS	$(9,835)	$(581)	$(16,963)	$(82)

BASIC
NET LOSS PER COMMON SHARE	$(0.35)	$(0.02)	$(0.61)	$(0.00)

Weighted average number of shares outstanding	27,911	27,857	27,911	27,857

DILUTED
NET LOSS PER COMMON SHARE	$(0.35)	$(0.02)	$(0.61)	$(0.00)

Diluted weighted average number of shares outstanding	27,911	27,857	27,911	27,857

Note:	Certain prior year income statement items have been reclassified to conform with the current year presentation.

CARAUSTAR INDUSTRIES, INC. AND SUBSIDIARIES

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands, Except Share Data)

	June 30, 2003	December 31, 2002
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$53,815	$34,314
Receivables, net of allowances	104,005	106,149
Inventories	104,311	107,644
Refundable income taxes	596	14,926
Other current assets	9,049	8,498

Total current assets	271,776	271,531

PROPERTY, PLANT AND EQUIPMENT:
Land	14,487	14,337
Buildings and improvements	149,438	150,565
Machinery and equipment	634,301	643,863
Furniture and fixtures	15,240	14,894

	813,466	823,659
Less accumulated depreciation	(379,539)	(380,264)

Property, plant and equipment, net	433,927	443,395

GOODWILL, net	181,429	180,545

INVESTMENT IN UNCONSOLIDATED AFFILIATES	51,733	52,830

OTHER ASSETS	24,439	36,913

	$963,304	$985,214

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current maturities of debt	$101	$70
Accounts payable	64,117	60,027
Accrued interest	8,723	8,687
Accrued compensation	10,235	12,828
Accrued pension	11,700	11,279
Other accrued liabilities	30,928	36,941

Total current liabilities	125,804	129,832

SENIOR CREDIT FACILITY	0	0

OTHER LONG-TERM DEBT, less current maturities	533,172	532,715

DEFERRED INCOME TAXES	53,309	60,630

PENSION LIABILITY	18,605	13,572

DEFERRED COMPENSATION	1,409	1,500

OTHER LIABILITIES	4,719	4,584

MINORITY INTEREST	763	700

SHAREHOLDERS’ EQUITY:
Preferred stock, $.10 par value; 5,000,000 shares authorized; none issued	0	0
Common stock, $.10 par value; 60,000,000 shares authorized, 27,910,819 and 27,906,674 shares issued and outstanding at June 30, 2003 and and December 31, 2002, respectively	2,791	2,791
Additional paid-in capital	182,306	182,224
Retained earnings	62,603	79,566
Accumulated other comprehensive loss	(22,177)	(22,900)

	225,523	241,681

	$963,304	$985,214

CARAUSTAR INDUSTRIES, INC. AND SUBSIDIARIES

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In Thousands)

	For the Six Months Ended June 30,
	2003	2002
Cash provided by (used in)
Operating activities:
Net loss	$(16,963)	$(82)
Gain on extinguishment of debt	0	(87)
Depreciation and amortization	14,924	30,896
Write-off of deferred debt costs	1,812	0
Disposal of property, plant and equipment, net	687	326
Restructuring costs	5,670	985
Other noncash adjustments	(7,226)	(347)
Equity in income of unconsolidated affiliates, net of distributions	686	1,920
Changes in operating assets and liabilities	17,343	7,056

Net cash provided by operating activities	16,933	40,667

Investing activities:
Purchases of property, plant and equipment	(10,839)	(10,701)
Acquisitions of businesses, net of cash acquired	(707)	(115)
Proceeds from disposal of fixed assets	175	50
Other, net	0	499

Net cash used in investing activities	(11,371)	(10,267)

Financing activities:
Repayment of short and long-term debt	(8)	(6,581)
Proceeds from swap agreement unwind	15,950	0
Dividends paid	0	(833)
Deferred debt costs	(2,003)	(728)

Net cash provided by (used in) financing activities	13,939	(8,142)

Net change in cash and cash equivalents	19,501	22,258
Cash and cash equivalents at beginning of period	34,314	64,244

Cash and cash equivalents at end of period	$53,815	$86,502

Supplemental Disclosures:
Cash payments for interest	$19,978	$18,244

Income tax refunds net of payments	$17,373	$15,697